UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

CABELA’S INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.”

On October 28, 2004, Cabela’s Incorporated issued a press release announcing its financial results for the third fiscal quarter of 2004 and the nine months ended October 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On October 28, 2004, Cabela’s Incorporated issued a press release announcing that it has filed a registration statement with the U.S. Securities and Exchange Commission relating to a proposed secondary public offering of its common stock by certain selling stockholders. A copy of the press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated October 28, 2004, announcing financial results of Cabela’s Incorporated for the third fiscal quarter of 2004 and the nine months ended October 2, 2004.

99.2	Press release dated October 28, 2004, announcing that Cabela’s Incorporated has filed a registration statement with the U.S. Securities and Exchange Commission relating to a proposed secondary public offering of its common stock by certain selling stockholders.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: October 28, 2004	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 28, 2004, announcing financial results of Cabela’s Incorporated for the third fiscal quarter of 2004 and the nine months ended October 2, 2004.

99.2	Press release dated October 28, 2004, announcing that Cabela’s Incorporated has filed a registration statement with the U.S. Securities and Exchange Commission relating to a proposed secondary public offering of its common stock by certain selling stockholders.